UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2015

eBay Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24821	77-0430924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2065 Hamilton Avenue

San Jose, CA 95125

(Address of principal executive offices)

(408) 376-7400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On June 26, 2015, the board of directors of eBay Inc. (“eBay” or “the “Company” and the board of directors, the “eBay Board”) approved the separation of eBay’s payments business through the distribution of 100% of the outstanding common stock, par value $0.0001 per share, of PayPal Holdings, Inc., a wholly owned subsidiary of eBay (“PayPal”), to eBay’s stockholders (the “Separation and Distribution”). To consummate the Separation and Distribution, the eBay Board declared a pro rata dividend of PayPal common stock to eBay’s stockholders of record as of the close of business on July 8, 2015 (the “Record Date”). Each eBay stockholder as of the Record Date will receive one (1) share of PayPal common stock for every share of eBay common stock held at the close of business on the Record Date. Stockholders will receive cash in lieu of fractional shares of eBay common stock (if any).

The Separation and Distribution is subject to the satisfaction (or to the extent waivable, waiver by eBay in its sole discretion) of certain conditions, described in PayPal’s final information statement (the “Information Statement”), which is attached hereto as Exhibit 99.1. Subject to the satisfaction of these conditions, the distribution is expected to occur at 11:59 pm, New York City time, on July 17, 2015 (the “Distribution Date”). Following the Separation and Distribution, PayPal will be an independent, publicly traded company, and eBay will not retain any equity interest in PayPal.

Item 1.01	Entry into a Material Definitive Agreement

On June 26, 2015, eBay entered into a Separation and Distribution Agreement with PayPal that sets forth, among other things, the agreements between eBay and PayPal regarding the principal transactions necessary to effect the Separation and Distribution. It also sets forth other agreements that govern certain aspects of eBay’s ongoing relationship with PayPal after the completion of the Separation and Distribution. A summary of important features of the Separation and Distribution Agreement can be found in the Information Statement, under the section entitled “Certain Relationships and Related Person Transactions—Separation Agreement,” which is incorporated by reference into this Item 1.01. The description of the Separation and Distribution Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Separation and Distribution Agreement attached hereto as Exhibit 2.1.

Item 8.01	Other Events

On June 26, 2015, eBay issued a press release announcing certain details of the Separation and Distribution. This press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

PayPal previously filed with the U.S. Securities and Exchange Commission a registration statement on Form 10, initially filed on February 25, 2015 and most recently amended on June 26, 2015 (as amended, the “Registration Statement”), relating to the Separation and Distribution. The Registration Statement became effective on June 29, 2015. The Registration Statement includes the Information Statement, which describes the distribution and provides important information regarding PayPal’s business and management. eBay has made the Information Statement publicly available on or about June 30, 2015. eBay expects to begin mailing the Information Statement to eBay stockholders as soon as reasonably practicable.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

2.1	Separation and Distribution Agreement, dated as of June 26, 2015, by and between eBay Inc. and PayPal Holdings, Inc.

99.1	Information Statement of PayPal Holdings, Inc., dated June 29, 2015

99.2	Press Release issued by eBay Inc. on June 26, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2015	EBAY INC.

/s/ Michael R. Jacobson
	Name:	Michael R. Jacobson
	Title:	Senior Vice President, Legal Affairs, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Separation and Distribution Agreement, dated as of June 26, 2015, by and between eBay Inc. and PayPal Holdings, Inc.

99.1	Information Statement of PayPal Holdings, Inc., dated June 29, 2015

99.2	Press Release issued by eBay Inc. on June 26, 2015